UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marathon Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2012. MARATHON OIL CORPORATION Meeting Information Meeting Type: 2012 Annual Meeting of Stockholders For holders as of: February 27, 2012 Date: April 25, 2012 Time: 10:00 a.m. Central Time Location: CONFERENCE CENTER AUDITORIUM MARATHON OIL TOWER 5555 SAN FELIPE STREET HOUSTON, TX 77056 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain C/O SHAREHOLDER SERVICES P.O. BOX 4813 HOUSTON, TX 77210-4813 Marathon Oil Corporation M41622-P21648-Z57235

Before You Vote How to Access the Proxy Materials Proxy Proxy MaterialsMaterials AvailableAvailable toto VIEWVIEWoror RECEIVE: RECEIVE: • 2012 Notice of Annual Meeting of Stockholders and Proxy Statement • Letter to Stockholders and 2011 Annual Report on Form10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you are a holder of record of Marathon Oil common stock, you may vote in person at the meeting. We will provide you a ballot when you arrive. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the XXXX XXXX XXXX available and follow the instructions. If you are a registered holder use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the meeting. If you hold these shares in the Marathon Oil Company Thrift Plan use the internet to transmit your voting instructions and for electronic delivery of information by 11:59 p.m. EDT on April 22, 2012. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M41623-P21648-Z57235

M41623-P21648-Z57235 Your Board of Directors recommends you vote “FOR” Items 1a. through 1h. 1. Election of directors for a one-year term expiring in 2013 NOMINEES: 1a. Gregory H. Boyce 1b. Pierre Brondeau 1c. Clarence P. Cazalot, Jr. 1d. Linda Z. Cook 1e. Shirley Ann Jackson 1f. Philip Lader 1g. Michael E.J. Phelps 1h. Dennis H. Reilley Your Board of Directors recommends you vote “FOR” Items 1a. through 1h. 1. Election of directors for a one-year term expiring in 2013 NOMINEES: 1a. Gregory H. Boyce 1b. Pierre Brondeau 1c. Clarence P. Cazalot, Jr. 1d. Linda Z. Cook 1e. Shirley Ann Jackson 1f. Philip Lader 1g. Michael E.J. Phelps 1h. Dennis H. Reilley M41624-P21648-Z57235

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